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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 7, 2000

                          DLJ Commercial Mortgage Corp.
             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                                333-82275-03           13-3956945
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(State or Other Jurisdiction             (Commission           (IRS Employer
of Incorporation)                        File Number)       Identification No.)

11 Madison Avenue, New York, New York                               10010
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (212) 325-2000

          (Former Name or Former Address, if Changed Since Last Report)

277 Park Avenue, New York, New York                                10172
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(Address of Principal Executive Offices)                         (Zip Code)

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Item 2. Acquisition or Disposition of Assets.

     On November 7, 1999, a single series of certificates entitled Series 2000-CKP1 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing (the "Pooling and Servicing Agreement"), dated as of November 1, 1999, among DLJ Commercial Mortgage Corp. as depositor (the "Depositor"), Key Corporate Capital Inc. d/b/a Key Commercial Mortgage as master servicer (in such capacity, the "Master Servicer") and as special sub-servicer (in such capacity, the "Special Sub-Servicer"), Midland Loan Services, Inc. as special servicer (the "Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). The Certificates consist of 19 classes identified as the "Class S Certificates", the "Class A-1A Certificates", the "Class A-1B Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates", the "Class B-6 Certificates", the "Class B-7 Certificates", the "Class B-8 Certificates", the "Class B-9 Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class R Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on November 1, 2000 (the "Cut-off Date"), an aggregate principal balance of $1,289,918,771 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from Column Financial, Inc. ("Column"), which is an affiliate of the Depositor and the remaining Mortgage Loans from Prudential Mortgage Capital Funding, LLC ("PMCF") and KeyBank National Association ("KeyBank"; and, together with Column and PMCF, the "Mortgage Loan Sellers"), which is an affiliate of the Master Servicer and Special Sub-Servicer and McDonald Investments Inc. ("McDonald"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2 and Class B-3 Certificates to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), Prudential Securities Incorporated ("Prudential"), Credit Suisse First Boston Corporation ("CSFB"), McDonald and Salomon Smith Barney Inc. ("SSBI"; and, together with DLJSC, Prudential, CSFB and McDonald, the "Underwriters"), pursuant to an underwriting agreement dated November 7, 2000 (the "Underwriting Agreement"), among the Depositor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1 and a form of the Underwriting Agreement is attached hereto as Exhibit 99.2.

     The Class S Certificates has an initial aggregate notional amount of $1,289,918,771. The Class A-1A Certificates have an initial aggregate principal balance of $210,310,000. The Class A-1B Certificates have an initial aggregate principal balance of $789,377,000. The Class A-2 Certificates have an initial aggregate principal balance of $51,596,000. The Class A-3 Certificates have an initial aggregate principal balance of $58,047,000. The Class A-4 Certificates have an initial aggregate principal balance of $16,124,000. The Class B-1 Certificates have an initial aggregate principal balance of $16,124,000. The Class B-2 Certificates have an initial aggregate principal balance of $25,798,000. The Class B-3 Certificates have an initial aggregate principal balance of $12,899,000. Class B-4 Certificates have an initial aggregate principal balance of $33,861,000. The Class B-5 Certificates have an initial aggregate principal balance of $17,736,000. The Class B-6 Certificates have an initial aggregate principal balance of $9,674,000. The Class B-7 Certificates have an initial aggregate principal balance of $9,675,000. The Class B-8 Certificates have an initial aggregate principal balance

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of $16,124,000. The Class B-9 Certificates have an initial aggregate principal balance of $6,449,000. The Class C Certificates have an initial aggregate principal balance of $16,124,771.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.       Description

99.1              Pooling and Servicing Agreement.

99.2              Underwriting Agreement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 7, 1999

                                               DLJ COMMERCIAL MORTGAGE CORP.

                                               By: /S/ N. DANTE LAROCCA
                                                   ----------------------------
                                               Name:   N. Dante LaRocca
                                               Title:  Senior Vice President

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                                  EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.

99.1    Pooling and Servicing Agreement.

99.2    Underwriting Agreement.

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